Exhibit 10.1

NOTE

$25,000,000.00	Chicago, Illinois April 25, 2005

      For Value Received, the undersigned, Midwest Banc Holdings, Inc., a bank holding company incorporated under the laws of the State of Delaware (“Borrower”), promises to pay to the order of Lasalle Bank National Association, a national banking association, or the holder hereof from time to time (“Lender”), at such place as may be designated in writing by Lender, the principal sum of TWENTY-FIVE MILLION AND NO/100THS DOLLARS ($25,000,000.00), or so much thereof as shall be advanced or readvanced with interest thereon as hereinafter provided. It is contemplated that there will be advances and payments under this note (this “Note”) from time to time, but no advances or payments under this Note (including payment in full of the unpaid balance of principal hereof prior to maturity) shall affect or impair the validity or enforceability of this Note as to future advances hereunder. This Note is issued pursuant to the terms of a Loan Agreement of even date herewith by and between Borrower and Lender (the “Loan Agreement”). This Note is a substitution and replacement for the original executed Note which was inadvertently lost, misplaced or destroyed. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

      Interest shall accrue on all sums as advanced and outstanding from time to time under this Note and Loan Agreement as set forth in the Loan Agreement, and such interest shall be due and payable on the last day of each March, June, September and December as set forth in the Loan Agreement. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.

      The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Maturity Date. Additional principal payments shall be made in accordance with the provisions of the Loan Agreement.

      This Note is issued pursuant to the terms of the Loan Agreement and is secured by and entitled to the benefits of, among other things, the Collateral Documents. In case an Event of Default (as defined under any of the Loan Agreement, the Collateral Documents, or other Loan Document) shall occur and be continuing (any of the foregoing being a “Event of Default” hereunder), the principal of this Note together with all accrued interest thereon may, at the option of the holder hereof, immediately become due and payable on demand; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

      Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Note shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

      Provided that no Event of Default then exists, this Note may be prepaid only upon those terms and conditions set forth in the Loan Agreement.

      From and after the Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, or after the occurrence of an Event of Default, interest shall be computed on all amounts then due and payable under this Note at a “Default Rate” equal to 2% per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the interest rate otherwise accruing under this Note.

      If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and expenses as provided in the Loan Agreement.

      No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.

      Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

      Time is of the essence with respect to every provision hereof. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

      All agreements between Borrower, on the one part, and Lender, on the other part (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby), are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

      Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

      This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. Nothing herein shall be deemed to limit any rights, powers or privileges which Lender may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

      To induce Lender to accept this Note and the other Loan Documents, Borrower irrevocably agrees that all actions or proceedings in any way, manner, or respect, arising out of or from or related to this Note shall be litigated only in courts having situs within Chicago, Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state, or federal court located within said city. Borrower hereby irrevocably appoints and designates its Chief Financial Officer, whose business address is 501 W. North Avenue, Melrose Park, Illinois 60160, or any other Person having and maintaining a place of business in such state whom Borrower may from time to time hereafter designate (having given five days’ written notice thereof to Lender) as Borrower’s true and lawful attorney and duly authorized agent for acceptance of service of legal process. Borrower agrees that service of such process upon such Person shall constitute personal service of such process upon Borrower. Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against Borrower by Lender.

      BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

      IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.

Midwest Banc Holdings, Inc.

By:	/s/ Daniel R. Kadolph

	Name:	Daniel R. Kadolph

	Title:	Senior Vice President and

Chief Financial Officer

First Amendment to Loan Agreement

      This First Amendment to Loan Agreement (this “Amendment”), dated as of April 25, 2005, is entered into between Midwest Banc Holdings, Inc., (“Borrower”) a bank holding company incorporated under the laws of the State of Delaware, and LaSalle Bank National Association, a national banking association with its main office located in Chicago, Illinois (“Lender”).

Recitals

      A. Borrower and Lender have previously entered into a loan agreement, dated as of April 8, 2004 (the “Original Loan Agreement”), in which Lender agreed to lend to Borrower an aggregate principal amount of up to Twenty Five Million Dollars ($25,000,000).

      B. Borrower delivered to Lender a Note dated as of April 8, 2004, in the principal amount of Twenty Five Million Dollars ($25,000,000) (the “Note”).

      C. In connection with the transactions contemplated under the Original Loan Agreement, Borrower granted to Lender a security interest in 100% of the capital stock of each of Midwest Bank and Trust Company and Midwest Bank of Western Illinois, each of which is chartered as an Illinois state bank. (the “Pledge Agreement”)

      D. Borrower and Lender have agreed to extend the Maturity Date (as defined in the Original Loan Agreement), from April 7, 2005, to April 30, 2006.

      Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Agreements

1.	All terms which are capitalized and used herein (which are not otherwise specifically defined herein) shall be used in this Amendment as defined in the Loan Agreement.

2.	The definition of “Maturity Date” appearing in Section 1.1 of the Loan Agreement shall be deleted and replaced in its entirety with the following:

“Maturity Date” shall mean April 30, 2006.”

3.	The Note shall be amended and restated in its entirety by a substitute Note, identical in all respects to the current Note, except for the revised date of the Note and the elimination of the reference to the date on which interest payments shall commence, all in the form attached hereto as Exhibit A. Upon the execution of the amended and restated Note and delivery to Lender, Lender will destroy the current Note and all of Lender’s rights under the destroyed Note shall thereafter be represented by the substituted amended and restated Note. All references to the “Note” in the Loan Agreement and the Pledge Agreement shall refer to the substituted amended and restated Note.

4.	To induce Lender to execute and deliver this Amendment, Borrower hereby represents to Lender that as of the date hereof and as of the time that this Amendment becomes effective, and after taking into account the revisions set forth in this Amendment, as follows:

a.	each of the representations and warranties set forth in the Loan Agreement and the Pledge Agreement is true and correct;

b.	Borrower is in full compliance with all of the terms and conditions of the Loan Agreement and the Pledge Agreement and the other documents delivered in connection therewith, and no Default has occurred under the Loan Agreement or the Pledge Agreement (as defined in each such agreement) or any document in connection therewith; and

c.	no fact or circumstance exists that with the lapse of time, the giving of notice or both would constitute such a Default.

5.	Except as previously amended hereby, each of the Loan Agreement and the Pledge Agreement is hereby ratified and confirmed and shall continue in full force and effect.

6.	This Amendment shall become effective when Borrower and Lender shall have executed it and thereafter shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns

7.	This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will constitute but one and the same instrument.

      In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first above written.

Midwest Banc Holdings, Inc.			LaSalle Bank National Association

By:	/s/ Daniel R. Kadolph		By:	/s/ Michael A. Tighe, Jr.

	Name:	Daniel R. Kadolph		Name:	Michael A. Tighe, Jr.

	Title:	Senior Vice President and		Title:	Vice President

Chief Financial Officer

Exhibit A

NOTE

$25,000,000.00	Chicago, Illinois April 25, 2005

      For Value Received, the undersigned, Midwest Banc Holdings, Inc., a bank holding company incorporated under the laws of the State of Delaware (“Borrower”), promises to pay to the order of Lasalle Bank National Association, a national banking association, or the holder hereof from time to time (“Lender”), at such place as may be designated in writing by Lender, the principal sum of TWENTY-FIVE MILLION AND NO/100THS DOLLARS ($25,000,000.00), or so much thereof as shall be advanced or readvanced with interest thereon as hereinafter provided. It is contemplated that there will be advances and payments under this note (this “Note”) from time to time, but no advances or payments under this Note (including payment in full of the unpaid balance of principal hereof prior to maturity) shall affect or impair the validity or enforceability of this Note as to future advances hereunder. This Note is issued pursuant to the terms of a Loan Agreement of even date herewith by and between Borrower and Lender (the “Loan Agreement”). This Note is a substitution and replacement for the original executed Note which was inadvertently lost, misplaced or destroyed. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

      Interest shall accrue on all sums as advanced and outstanding from time to time under this Note and Loan Agreement as set forth in the Loan Agreement, and such interest shall be due and payable on the last day of each March, June, September and December as set forth in the Loan Agreement. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.

      The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Maturity Date. Additional principal payments shall be made in accordance with the provisions of the Loan Agreement.

      This Note is issued pursuant to the terms of the Loan Agreement and is secured by and entitled to the benefits of, among other things, the Collateral Documents. In case an Event of Default (as defined under any of the Loan Agreement, the Collateral Documents, or other Loan Document) shall occur and be continuing (any of the foregoing being a “Event of Default” hereunder), the principal of this Note together with all accrued interest thereon may, at the option of the holder hereof, immediately become due and payable on demand; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

      Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Note shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

      Provided that no Event of Default then exists, this Note may be prepaid only upon those terms and conditions set forth in the Loan Agreement.

      From and after the Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, or after the occurrence of an Event of Default, interest shall be computed on all amounts then due and payable under this Note at a “Default Rate” equal to 2% per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the interest rate otherwise accruing under this Note.

      If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and expenses as provided in the Loan Agreement.

      No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.

      Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

      Time is of the essence with respect to every provision hereof. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

      All agreements between Borrower, on the one part, and Lender, on the other part (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby), are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

      Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

      This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. Nothing herein shall be deemed to limit any rights, powers or privileges which Lender may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

      To induce Lender to accept this Note and the other Loan Documents, Borrower irrevocably agrees that all actions or proceedings in any way, manner, or respect, arising out of or from or related to this Note shall be litigated only in courts having situs within Chicago, Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state, or federal court located within said city. Borrower hereby irrevocably appoints and designates its Chief Financial Officer, whose business address is 501 W. North Avenue, Melrose Park, Illinois 60160, or any other Person having and maintaining a place of business in such state whom Borrower may from time to time hereafter designate (having given five days’ written notice thereof to Lender) as Borrower’s true and lawful attorney and duly authorized agent for acceptance of service of legal process. Borrower agrees that service of such process upon such Person shall constitute personal service of such process upon Borrower. Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against Borrower by Lender.

      BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

      IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.

Midwest Banc Holdings, Inc.

By:

Name:

Title: